UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

CANTEL MEDICAL LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31337	22-1760285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Clove Road

Little Falls, New Jersey 07424

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (937) 890-7220

CANTEL MEDICAL CORP.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CMD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On June 2, 2021 (the “Closing Date”), STERIS plc, a company incorporated under the laws of Ireland (“STERIS”), completed its previously announced acquisition of Cantel Medical Corp. (now known as Cantel Medical LLC) (the “Company” or “Cantel”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 12, 2021, as amended March 1, 2021, by and among STERIS, Solar New US Holding Co, LLC (now known as Solar New US Holding Corporation), a wholly owned subsidiary of STERIS (“US Holdco”), Crystal Merger Sub 1, LLC, a direct and wholly owned subsidiary of US Holdco (“Crystal Merger Sub”), and Cantel. Pursuant to the terms of the Merger Agreement, prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), the Company incorporated Canyon HoldCo, Inc., a Delaware corporation and direct and wholly owned subsidiary of Cantel (“Canyon Newco”), and Grand Canyon Merger Sub, Inc., a Delaware corporation and direct and wholly owned subsidiary of Canyon Newco (“Canyon Merger Sub”) and on March 1, 2021, Canyon Newco, Canyon Merger Sub and Cantel entered into a joinder to the Merger Agreement through which Canyon Newco and Canyon Merger Sub became parties to the Merger Agreement. The Merger Agreement provides for, among other things, (a) the merger of Canyon Merger Sub with and into the Company, with the Company surviving the merger as a direct wholly owned subsidiary of Canyon Newco (the “Pre-Closing Merger”), (b) immediately following the Pre-Closing Merger, the conversion of the Company from a Delaware corporation to a Delaware limited liability company (the “Pre-Closing Conversion”), (c) immediately following the Pre-Closing Conversion, the merger of Crystal Merger Sub with and into Canyon Newco, with Canyon Newco surviving the merger as a direct and wholly owned subsidiary of US Holdco (the “First Merger”) and (d) immediately after the First Merger, the merger of Canyon Newco with and into US Holdco, with US Holdco surviving the merger and remaining a wholly owned subsidiary of STERIS (the “Second Merger” and, together with the Pre-Closing Merger and the First Merger, the “Mergers”).

On the Closing Date, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act, the Mergers and the Pre-Closing Conversion were completed. At the effective time of the Pre-Closing Conversion (the “Pre-Closing Conversion Effective Time”), the Company was converted from a Delaware corporation to a Delaware limited liability company, and the name of the Company was changed to Cantel Medical LLC. At the effective time of the Pre-Closing Merger (the “Pre-Closing Merger Effective Time”), the separate corporate existence of Canyon Merger Sub ceased, and the Company survived the Pre-Closing Merger as a wholly owned subsidiary of Canyon Newco. At the effective time of the First Merger (the “First Merger Effective Time”), the separate existence of Crystal Merger Sub ceased, and Canyon Newco survived the First Merger as a wholly owned subsidiary of STERIS. At the effective time of the Second Merger (the “Second Merger Effective Time”), the separate corporate existence of Canyon Newco ceased, and US Holdco survived the Second Merger as a wholly owned subsidiary of STERIS.

Item 1.01	Entry into a Material Definitive Agreement.

On the Closing Date, the Company, STERIS and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture, dated as of June 2, 2021 (the “First Supplemental Indenture”), to the indenture, dated as of May 15, 2020 (the “Base Indenture” and, together with the First Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee, relating to the Company’s 3.25% Convertible Senior Notes due 2025 (the “Convertible Notes”).

As a result of the Mergers, and pursuant to the First Supplemental Indenture, the Convertible Notes are no longer convertible into shares of common stock, par value $0.10 per share of the Company (“Company Shares”). Instead, to the extent such Convertible Notes were convertible immediately prior to the Mergers, such Convertible Notes will be convertible into cash and STERIS Shares (as defined below) in proportion to the Merger Consideration (as defined below) payable pursuant to the Merger Agreement, pursuant to the “Reference Property” provisions in the Indenture. This Current Report on Form 8-K does not constitute an offer or solicitation with respect to any securities.

The foregoing descriptions of the First Supplemental Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the consummation of the Mergers, the Company repaid in full and terminated that certain Fourth Amended and Restated Credit Agreement, dated June 28, 2018, by and among Cantel, certain subsidiaries of Cantel, the lenders party thereto, and Bank of America, N.A., as administrative agent, as amended by the First Amendment, dated as of September 6, 2019, and as further amended by the Second Amendment, dated as of May 11, 2020 (the “Credit Agreement”). In connection with the termination of the Credit Agreement, all outstanding borrowings and unpaid fees and expenses thereunder were paid in full, and all collateral securing repayment of amounts due under the Credit Agreement was released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described above, at the Second Merger Effective Time on the Closing Date, STERIS completed its previously announced acquisition of the Company. As a result of the Mergers, the Company became a wholly-owned subsidiary of STERIS. At the Pre-Closing Merger Effective Time, each Company Share issued and outstanding immediately before the Pre-Closing Merger Effective Time was converted into one share of common stock of Canyon Newco (the “NewCo Shares”). At the First Merger Effective Time, each NewCo Share issued and outstanding immediately before the First Merger Effective Time was converted into the right to receive (a) $16.93 in cash, without interest, and (b) 0.33787 ordinary shares, par value $0.001 per share, of STERIS (the “STERIS Shares”, and such consideration, the “Merger Consideration”).

At the First Merger Effective Time, each award of restricted stock units corresponding to Company Shares (each, a “Company RSU Award”) granted under the Company’s 2016 Equity Incentive Plan and the Company’s 2020 Equity Incentive Plan (other than an award contemplated by clauses (a) and (b) of the next sentence) to the extent not vested was automatically converted into a STERIS restricted stock unit award (a “STERIS RSU Award”). Each Company RSU Award (a) held by a non-employee director of the Company, certain retired employees and Charles M. Diker (the “Converted RSU Holders”) was converted into the number of Company Shares covered by such Company RSU Award prior to the Pre-Closing Merger Effective Time and was converted into a Newco Share at the Pre-Closing Merger Effective Time and ultimately into the right to receive the Merger Consideration at the First Effective Time and (b) that was subject to performance-based vesting conditions was automatically converted into a STERIS RSU Award and, subject to certain conditions, will vest pursuant to a schedule based on the date when the Company RSU Award was granted.

In connection with the closing of the First Merger, STERIS paid approximately $716.4 million in cash and issued approximately 14.3 million STERIS Shares to former holders of Newco Shares and the Converted RSU Holders.

The issuance of STERIS Shares in connection with the Merger Agreement was registered under the Securities Act of 1933 pursuant to STERIS’s registration statement on Form S-4 (Registration No. 333-253799) declared effective by the Securities and Exchange Commission (the “SEC”) on April 1, 2021 (the “Registration Statement”). The proxy statement/prospectus in the Registration Statement contains additional information about the Mergers and incorporates by reference additional information about the Mergers from Current Reports on Form 8-K filed by STERIS and the Company.

The foregoing description of the Merger Agreement and transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement and the Amendment to the Merger Agreement, which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, respectively, the terms of which are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Mergers, the Company notified the New York Stock Exchange (the “NYSE”) that trading in Company Shares should be suspended and listing of Company common stock on the NYSE should be removed. On the Closing Date, trading of Company Shares on the NYSE was suspended prior to the opening of trading and the NYSE filed with the SEC a notification on Form 25 to delist and deregister Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference herein.

Item 5.01	Changes in Control of Registrant.

As a result of the Pre-Closing Merger, at the Pre-Closing Merger Effective Time, a change of control of the Company occurred, and the Company became a direct, wholly-owned subsidiary of Canyon Newco. As a result of the First Merger, at the First Merger Effective Time, a change of control of the Company occurred, and the Company became an indirect, wholly-owned subsidiary of US Holdco and STERIS. As a result of the Second Merger, at the Second Merger Effective Time, a change of control of the Company occurred, and the Company became a direct, wholly-owned subsidiary of US Holdco and an indirect, wholly-owned subsidiary of STERIS.

STERIS used a combination of cash on hand and a mix of financing from public and private debt sources to fund the cash portion of the Merger Consideration due in connection with the First Merger and the issuance of STERIS Shares to fund the stock portion of the Merger Consideration.

The information set forth above in the Introductory Note, under Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Pre-Closing Merger Effective Time, each of Charles M. Diker, George L. Fotiades, Brian R. Capone and Seth M. Yellin ceased to be executive officers of the Company and Peter G. Clifford became the President, Jeff Z. Mann became the Secretary and Shaun M. Blakeman became the Treasurer of the Company.

At the Pre-Closing Conversion Effective Time, each of Charles M. Diker, George L. Fotiades, Alan R. Batkin, Ann E. Berman, Anthony B Evnin, Laura L. Forese, Ronnie Myers, Peter J. Pronovost, Karen N. Prange and Mark N. Diker ceased to be directors of the Company and the Company became a member-managed Delaware limited liability company with no directors.

Promptly after the First Merger Effective Time, Peter G. Clifford, Jeff Z. Mann and Shaun M. Blakeman ceased to be officers of the Company and Michael J. Tokich became the President, Renato G. Tamaro became the Vice President and Treasurer, Karen L. Burton became the Vice President and Controller, Ronald E. Snyder became the Secretary and each of Julia Kipnis and John Schloss became an Assistant Secretary of the Company.

Effective as of the Closing Date, the Board of Directors of STERIS approved an omnibus amendment to the Company’s 2016 Equity Incentive Plan and the Company’s 2020 Equity Incentive Plan (together, the “Company Equity Plans”), which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Equity Plan Amendment”) and incorporated by reference herein, and a form of conversion notice amending the award agreements evidencing outstanding Company RSU Awards (other than Company RSU Awards held by the Converted RSU Holders) (such award agreements, “Company Award Agreements”), which is filed as Exhibit 10.2 to this Current Report on Form 8-K (the “Conversion Notice”) and incorporated by reference herein. The purpose of the Equity Plan Amendment and Conversion Notice is to make administrative changes to the Company Equity Plans and Company Award Agreements to provide for the conversion of Company RSU Awards into STERIS RSU Awards as contemplated by the Merger Agreement and for future administration of the Company Equity Plans and the outstanding Company RSU Awards issued thereunder following the Closing. Generally, effective as of the Closing Date, the Equity Plan Amendment amended the Company Equity Plans and the Conversion Notice amended the Company Award Agreements as follows: (a) all references in the Company Equity Plans and Company Award Agreements (1) to

Cantel and/or its subsidiaries were deemed to be references to STERIS and/or its subsidiaries, (2) to Company Shares were deemed to be references to STERIS Shares, and (3) to the “Board” or “Committee” were deemed to be references to STERIS’s Board of Directors or, if delegation applies, to a committee (or subcommittee) thereof; and (b) the term “Change in Control” was amended to mean the consummation of the First Merger.

Prior to the First Merger Effective Time, pursuant to the terms of the Merger Agreement, the Company entered into agreements with certain executive officers, the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K (each, a “Make Whole Agreement”) and incorporated by reference herein, providing that, in the event that a covered executive receives any payments or benefits that are subject to tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the covered executive will receive a payment that puts the covered executive in the same after-tax position as if the tax under Section 4999 of the Code did not apply. The Make Whole Agreements include certain restrictive covenants, including a non-compete. Each of George L. Fotiades, Peter G. Clifford, Jeff Z. Mann and Shaun M. Blakeman entered into a Make Whole Agreement that includes a 2-year non-compete.

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Pre-Closing Conversion Effective Time, as a result of the Pre-Closing Conversion, the Certificate of Formation of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein, and the Limited Liability Company Agreement of the Company attached as Exhibit 3.2 to this Current Report 8-K on Form and incorporated by reference herein. Promptly after the Second Merger Effective Time the fiscal year of the Company was changed to March 31. The information set forth in the Introductory Note of this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 12, 2021, by and among STERIS plc, Solar New US Holding Co, LLC (now known as Solar New US Holding Corporation), Crystal Merger Sub 1, LLC and Cantel Medical Corp. (now known as Cantel Medical LLC) (incorporated by reference herein to Exhibit 2.1 to STERIS plc’s Current Report on Form 8-K filed on January 12, 2021) (SEC File No. 001-38848).

2.2	Amendment to the Agreement and Plan of Merger, dated March 1, 2021, by and among STERIS plc, Solar New US Holding Co, LLC (now known as Solar New US Holding Corporation), Crystal Merger Sub 1, LLC and Cantel Medical Corp. (now known as Cantel Medical LLC) (incorporated by reference herein to Exhibit 2.2 to STERIS plc’s Registration Statement on Form S-4 filed on March 2, 2021) (SEC File No. 333-253799).

3.1	Certificate of Formation of Cantel Medical LLC.

3.2	Limited Liability Company Agreement of Cantel Medical LLC.

4.1	First Supplemental Indenture, dated June 2, 2021, by and among Cantel Medical Corp. (now known as Cantel Medical LLC), STERIS plc and Wells Fargo, National Association, as trustee.

10.1	Omnibus Amendment to Cantel Medical Corp. 2016 Equity Incentive Plan and Cantel Medical Corp. 2020 Equity Incentive Plan, dated as of June 2, 2021.

10.2	Form of Notice of Conversion in Connection with Merger – Cantel Restricted Stock Units.

10.3	Form of Make Whole Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTEL MEDICAL LLC

By	/s/ Michael J. Tokich
Name:	Michael J. Tokich
Title:	President

Dated: June 8, 2021